SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for use by the Commission Only
    (as permitted by Rule 14e-6(e) (2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material under Rule 14a-12

                        ELECTRONIC CONTROL SECURITY, INC.
                (Name of Registrant as Specified in its Charter)
            ---------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X] No fee required
[_] Fee computed on the table below per Exchange
    Act Rules 14a-6(i)(1) and 0-11

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          pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_] Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         4) Date Filed:

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



ELECTRONIC CONTROL SECURITY, INC.
SECURITY AND ANTI-TERRORIST SYSTEMS
-------------------------------------------------------------------------------
790 Bloomfield Avenue, Bldg. C-1, Clifton, NJ 07012 Tel: (973) 574-8559
Fax: (973) 574-8562

E-mail: ECSI@ANTI-TERRORISM.COM o Website: HTTP://WWW.ANTI-TERRORISM.COM
        -----------------------            -----------------------------

October 23, 2006


Dear Stockholder:

         You are cordially invited to attend our 2006 Annual Shareholders' Meeting, or the Annual Meeting, which will be held at 9:00 a.m. Eastern Time, on December 8, 2006 at the principal corporate offices of Electronic Control Security Inc., 790 Bloomfield Avenue, Bldg. C-1, Clifton, New Jersey. Driving directions are on the back cover of this proxy statement. For further details see "About the Annual Meeting".

We are holding the Annual Meeting for the following purposes:

1. to elect seven persons to serve on the Board of Directors to hold office until the next Annual Meeting or until their respective successors have been elected or appointed;

2. to ratify the selection of Demetrius and Company as our independent registered public accounting firm for the fiscal year ending June 30, 2007;

3.   to approve the  Electronic  Control  Security,  Inc. 2006 Equity  Incentive
     Plan;

4. to transact such other business that may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

         The proxy statement, which follows this notice, fully describes these items. We have not received notice of other matters that may be properly presented at the Annual Meeting.

         Only shareholders of record at the close of business on October 13, 2006 will be entitled to vote at the Annual Meeting and any postponements or adjournments of the meeting. For ten days prior to the Annual Meeting, a list of shareholders will be available for inspection at our principal executive offices. If you would like to view the stockholder list, please call our Investor Relations department at 973-574-8559 to schedule an appointment.

         Your vote is important. If you do not vote your shares, you will not have a say in the important issues to be voted on at the Annual Meeting. Directors will be elected by the affirmative vote of the holders of a majority of the votes present, or represented, at the Annual Meeting, as long as a quorum is present. The favorable vote of a majority of votes present or represented at the Annual Meeting is required to pass each of the other proposals included in this year's proxy statement. Many of our shareholders do not vote, so the shareholders who do vote influence the outcome of the election in greater proportion than their percentage ownership of the company.

         To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting. Shareholders have two options for submitting their vote: (1) by mail or (2) by casting a ballot at the Annual Meeting. For further details see "How do I vote?" and "Can I change my vote or revoke my proxy?" on page 3.

The Board of Directors

/s/ Natalie Barchenko
---------------------
Natalie Barchenko
Corporate Secretary


                                TABLE OF CONTENTS


ABOUT THE ANNUAL MEETING ....................................................................    2

PROPOSAL NO. 1 ..............................................................................    5

     Information Concerning the Board of Directors & Executive Officers .....................    7

     Board Meetings .........................................................................    7
     Compensation of Non-Employee Directors.................................................     7
     Board of Directors Committees ..........................................................    7
     Audit Committee ........................................................................    8

EXECUTIVE OFFICERS ..........................................................................    9
     Advisory Board .........................................................................   10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT ................................   11
     Security Ownership of Principal Stockholders, Directors, Nominees & Executive Officers
     And Related Stockholder Matters ........................................................   11

EXECUTIVE COMPENSATION ......................................................................   13
     Compensation Pursuant to Management Contracts ..........................................   13
     Fiscal Year-End Option Numbers and Values ..............................................   14
     Stock Option Plan ......................................................................   15
     Equity Compensation Plan Information ...................................................   15
     Other Compensation .....................................................................   16

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE .....................................   16

CODE OF CONDUCT AND ETHICS ..................................................................   16

CERTAIN RELATIONSHIPS & RELATED PARTY TRANSCATIONS ..........................................   16

PROPOSAL NO. 2 ..............................................................................   16

PROPOSAL NO. 3 ..............................................................................   17

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS .........................................   21

INDEPENDENT ACCOUNTANTS .....................................................................   22

FEES OF THE INDEPENDENT PUBLIC ACCOUNTANST FOR FISCAL 2006 ..................................   22

COST OF SOLICITATION OF PROXIES .............................................................   23

SHAREHOLDER PROPOSALS .......................................................................   23

OTHER BUSINESS ..............................................................................   23

ELECTRONIC CONTROL SECURITY, INC.  Appendix A ...............................................   24


ELECTRONIC CONTROL SECURITY, INC.  Audit Committee Charter ..................................   34

                        ELECTRONIC CONTROL SECURITY, INC.
                              790 Bloomfield Avenue
                            Clifton, New Jersey 07012

                                 PROXY STATEMENT
                                October 23, 2006

         This proxy statement is being furnished to our shareholders beginning on or about October 24, 2006, in connection with the solicitation of proxies by the Board of Directors of Electronic Control Security Inc. (sometimes referred to as "ECSI" or the "Company") to be used at our Annual Meeting of Shareholders (sometimes referred to as the "Annual Meeting") to be held on December 8, 2006, at the Company's principal offices located at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey 07012, at 9:00 a.m., local time, and at any postponements or adjournments thereof.

                            ABOUT THE ANNUAL MEETING
WHAT AM I VOTING ON?

Proposal 1: The election of seven directors for terms expiring in 2006;

Proposal 2: The ratification of the selection by the Audit Committee of the Board of Directors of Demetrius & Company, L.L.C. as our independent auditors for the Fiscal year ending June 30, 2007; and

Proposal 3: The approval of the Electronic Control Security, Inc. 2006 Equity Incentive Plan (sometimes referred to as the "2006 Equity Incentive Plan").

We are not aware of any other matters requiring a vote. If a matter does properly come before the Annual Meeting, the person(s) named as the proxy in the accompanying form of proxy will vote the proxy at their discretion.

WHAT IS THE BOARD'S VOTING RECOMMENDATIONS?
         Our board of directors recommends a vote:

     o    FOR each of the seven nominated directors;

     o FOR the ratification of the selection of Demetrius & Company, L.L.C. as our independent auditors for the fiscal year ending June 30, 2007; and

     o FOR the approval of the 2006 Equity Incentive Plan. WHAT IS THE VOTE REQUIRED FOR EACH PROPOSAL?

Proposal 1: The election of the seven nominated directors requires the affirmative vote of the holders of a majority of the votes present, or represented, at the Annual Meeting.

Proposal 2: The ratification of the selection of Demetrius & Company, L.L.C. as our independent auditors for the fiscal year ending June 30, 2007 requires the affirmative vote of the holders of a majority of the votes present, or represented, at the Annual Meeting.

Proposal 3: The approval of the 2006 Equity Incentive Plan requires the affirmative vote of the holders of the votes present, or represented, at the Annual Meeting.

WHO CAN VOTE?

         The record holders of our common stock and Series A Convertible Preferred Stock (sometimes referred to as the "Series A Preferred Stock"), on the close of business as of October 13, 2006, the record date, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Each outstanding share of common stock is entitled to one vote at the meeting on each matter to be voted upon at the meeting and each outstanding share of Series A Preferred Stock is entitled to 1.14 votes at the meeting on each matter to be voted upon at the Annual Meeting. The holders of common stock and the Series A Preferred Stock vote together as a single class. As of the record date, there were 8,723,601 shares of common stock outstanding, entitling the holders thereof to cast an aggregate of 8,723,601 votes, and 325,000 shares of Series A Preferred Stock outstanding, entitling the holders to an aggregate of 325,000 shares votes. Accordingly, a total of 9,048,601 votes are eligible to be cast at the Annual Meeting. As of the record date, we had approximately 600 shareholders of record. A list of shareholders entitled to vote will be available for inspection by any record shareholder at our corporate headquarters at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey during the ten days prior to and at our Annual Meeting.

WHAT CONSTITUTES A QUORUM?

In order to conduct our Annual Meeting, a majority of the votes entitled to be cast must be represented in person or by proxy for entitlement to vote. This is known as a "quorum." Abstentions and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares for a particular matter, referred to as broker non-votes, will count toward establishing a quorum.

HOW DO I VOTE?

There are four ways to vote:

     o    By completing and mailing the enclosed proxy card; or

     o    By written ballot at our Annual Meeting.

     o If you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on each of the proposals even if the broker does not receive voting instructions from you.

     o If your shares are held in the name of a broker, bank or other holder of record, you are invited to attend our Annual Meeting, but may not vote at our Annual Meeting unless you have first obtained a proxy, executed in the shareholders' favor, from the holder of record.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY?

 It means your shares are held in more than one account. Please vote all proxies to ensure all your shares are counted.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

You can change your vote or revoke your proxy at any time prior to the closing of the polls, by:

     o    Returning a later-dated proxy card;

     o    Voting in person at our Annual Meeting; or

     o    Notifying our Secretary by written revocation letter.

Our Secretary is Natalie Barchenko. Any revocation of your proxy should be filed with her at our corporate headquarters at 790 Bloomfield Ave, Bldg. C-1, Clifton, New Jersey 07012.

Attendance at our Annual Meeting will not in itself constitute revocation of a proxy. All shares represented by properly completed proxies timely received and not revoked will be voted as you direct. If no direction is given, the proxies will be voted as our board recommends.

WHO CONDUCTS THE PROXY SOLICITATION?
ECSI's Board of Directors is soliciting these proxies. We will bear the cost of the solicitation of proxies. Our regular employees may solicit proxies by mail, by telephone, personally or by other communications, without compensation apart from their normal salaries.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

         If you submit a proxy but do not indicate any voting instructions, your shares will be voted in accordance with the Board's recommendations.

         Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters without specific instructions from the customer who owns such shares.

WHO WILL COUNT THE VOTES?
Our Board of Directors will appoint one or more persons to serve as the inspector(s) of elections to tabulate the votes cast by proxy or in person at the Annual Meeting. The inspector(s) of elections will also determine whether or not a quorum is present.

DO I HAVE ANY APPRAISAL RIGHTS IN CONNECTION WITH ANY MATTER TO BE ACTED UPON?
 No. Our shareholders do not have appraisal rights in connection with any matter to be acted upon.

IS CUMULATIVE VOTING ALLOWED IN THE ELECTION OF DIRECTORS?

No. Each share is entitled to one vote in the election of directors as on every other matter.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

The Chairman will announce the results at the Annual Meeting. In addition, we will publish them in our quarterly report on Form 10-QSB for the second quarter of fiscal 2007 that we will file with the SEC by February 14, 2007.

WHO CAN HELP ANSWER MY QUESTIONS?

If you have any questions about the Annual Meeting or the proposals to be voted on at the Annual Meeting, or if you need additional copies of this proxy statement or copies of any of our public filings referred to in this proxy statement, you should contact our Secretary, Natalie Barchenko, at (973) 574-8559. Our public filings can also be accessed at the Securities and Exchange Commission's website at www.sec.gov.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Board of Directors of the Company is comprised of seven members. Each director holds office until the annual meeting of shareholders following their election or appointment and until their respective successors have been duly elected and qualified. Directors are elected by the affirmative vote of the holders of a majority of our common stock present, or represented, at the Annual Meeting, as long as a quorum is present.

         All of the persons standing for election as directors currently serve on the Board of Directors. It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of the directors nominated and named below. Each nominee has consented to being nominated and to serve if elected. In the unlikely event that any nominee becomes unable to serve for any reason, the proxies will be voted for a substitute nominee selected by our board of directors.

NOMINEES FOR ELECTION OF DIRECTORS

         The table below sets forth the names of each of the persons nominated to serves as directors of the Company, the year such person first became a director and each person's current position(s) with the Company, if applicable:

---------------------------- ------------------ -------------------------- -----------------------------
                                                Year First
           Name                     Age         Became a Director                    Position
---------------------------- ------------------ -------------------------- -----------------------------
Arthur Barchenko                    73                    1976             President, CEO  and Director
---------------------------- ------------------ -------------------------- -----------------------------
Natalie Barchenko                   72                    2001               Secretary, Treasurer and
                                                                                     Director
---------------------------- ------------------ -------------------------- -----------------------------
Gene Rabois                         61                    1989                       Director
---------------------------- ------------------ -------------------------- -----------------------------
Henry J. Schweiter                  51                    2006                       Director
---------------------------- ------------------ -------------------------- -----------------------------
Edward Snow                         67                    2000                       Director
---------------------------- ------------------ -------------------------- -----------------------------
Stephen Rossetti                    56                    2004                       Director
---------------------------- ------------------ -------------------------- -----------------------------
David J. Friedman,                  60                    2006                       Director
---------------------------- ------------------ -------------------------- -----------------------------

              OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
            "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS

         Arthur Barchenko has been our President since December 1976. Mr. Barchenko also participates in the management of our subsidiaries. From June 1952 to May 1972, he held various sales and marketing positions at Lightolier, Inc., a manufacturer of lighting fixtures, and served both as its vice president of sales where he was responsible for a sales and support staff of approximately 200 persons, and as a member of the board of directors and a member of the executive committee. Prior to organizing Electronic Control Security Inc., Mr. Barchenko co-founded and directed the operations of Bajer Industries, a lighting manufacturing company that was subsequently sold to the Charter Group. Mr. Barchenko is active with American Defense Preparedness Association, and American Society of Industrial Security. He also served on the RTCA Special Committee 183 for the upgrade of the Federal Aviation Regulation 107.14, focusing on access control in civil aviation facilities. Presently, he serves on the RTCA Special Commission 207, addressing FAA regulations that include access control and perimeter intrusion devices. Mr. Barchenko is married to Natalie Barchenko, a director and Secretary and-Treasurer of ECSI, and is the father of Mark Barchenko, Vice President, Strategic Planning of ECSI.

         Natalie Barchenko has been a Director and the Secretary and Treasurer of ECSI since 2001. Over the last twelve years, she has been actively responsible for the day to day operations of the Company in the areas of human resources, order entry, invoicing, advertising and sales materials. Natalie is a member of the Sarbanes Oxley 404 Audit Committee. She is married to Arthur Barchenko, a director and the President and CEO of ECSI, and is the mother of Mark Barchenko, a Vice President of the Company.

         Gene Rabois has served as a member of our Board of Directors since October 1, 1989 and as member of the Audit Committee since 2002. Previously, he served as the Chief Financial Officer of ECSI. Mr. Rabois has more than thirty years' experience in accounting and finance, Securities and Exchange Commission financial reporting, installation and management of computer systems and control and administration of corporate financial affairs. Through May 2004, Mr. Rabois was the Controller for SJT Imaging, Inc., a printing concern. He now serves as the Controller of e.comm Technologies.

         Henry (Jim) Schweiter, whose law career spans 25 years, joined the board in August, 2006. From 1988 to 1997 Mr. Schweiter was legal advisor to the Committee on Armed Services, U.S. House of Representatives in various roles. He presently serves as Senior Counsel at McNeil Technologies, Springfield, VA, where he is assigned on a contract basis to the Commission on the National Guard and Reserves, examining the roles, missions, readiness, size, shape, equipment needs, management, and benefit structure of the military's seven reserve components. From January 2000 to September, 2005 Mr. Schweiter served as Counsel/Minority Staff Director, Committee on Armed Services, U.S. House of Representatives and legal advisor to the committee's ranking member and to the 27 other Democrat Members of Congress. From 1982 to 1988, Mr. Schweiter served as legal counsel, Judge Advocate General's Department, United States Air Force, Appellate Defense Counsel, Headquarters, USAF representing individuals on appeal before the United States Supreme Court, United States Court of Military Appeals, and Air Force Court of Military Review. Mr. Schweiter has also served on the Circuit Trial Counsel, Headquarters, USAF and Area Defense Counsel in the legal defense of service members at Randolph Air Force Base, Texas. He is a graduate of University of Toledo, College of Law and Gettysburg College, Gettysburg, PA.

         Edward Snow has been a director of ECSI since June 2000 and a member of the Audit Committee since 2002. From October 1996 to October 1999, he was a co-owner and operator of Phoenix Fiber Optics Inc., a manufacturer and marketer of fiber optic products. From October 1999 to October 2000, he had served as the Assistant to the President of Space America Corp. Since 1996, he has been a private consultant to the government and industry.

         Stephen Rossetti joined the Board in October 2004. Mr. Rossetti currently serves as the President of Zegato Solutions, Inc. and Markquest, Inc., positions he has held since 2003 and 2001, respectively. Zegato is an information technology company based in Lanham, Maryland that engages in software development and systems integration services for the U.S. Government. Markquest is a consulting and lobbying organization. He is also the chairman and chief executive officer of Government Internet Systems and is a corporate advisor of NOW Solutions, Inc., both subsidiaries of Vertical Computer Systems, Inc., a multinational provider of Web services, underpinning Web technologies, and administrative software services. From August 2003 to January 2004, he served as president of Applied DNA Sciences, Inc., a provider of DNA-embedded security solutions that protect corporate and government intellectual property from counterfeiting and fraud. Mr. Rossetti served in the Office of the Secretary of Defense from August 2003 to January 2004 and from 1987 to 1996 served on the Professional Staff of the Armed Services Committee, U.S. House of Representatives where he had an established reputation as a strident government reform advocate. From November 1998 through January 2001, Mr. Rossetti worked for the United States Department of Defenses as the Director of Defense Integrated Travel. As director of the Readiness Subcommittee staff, he was responsible for the oversight of the Department of Defense infrastructure and combat readiness, including special operations forces, National Guard and Reserve preparedness, chemical and biological weapons preparedness and response, and missions other than war such as counter-drug and counter-terror.

        David J. Friedman, joined the board in July 2006. He heads his own investment banking firm and has over 30 years experience in commercial lending, asset based lending, venture capital and LBOs. From February, 1989 to July, 2006 Mr. Friedman was a partner with Seiden Commercial Corporation, focusing on middle market corporations' financial requirements in the Northeast. From April, 1987 to September, 1988, he held the position of Executive Vice President at The Franklin Corporation where he was responsible for the single largest deal, the LBO of Marshall Electronics. From March, 1982 to April, 1987, Mr. Friedman was a Senior New Business Development officer to Security Pacific Business Credit Inc. From January, 1974 to March, 1982 he was a vice president at Chemical Bank where he was responsible for half of the loan portfolio of a commercial district, lending to middle market companies primarily in New York City. Mr. Friedman earned his law degree from Boston University School of Law and a B.S. in Economics from The Wharton School of Commerce and Finance, University of Pennsylvania.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS.

         BOARD MEETINGS.

     The Board of Directors met four times during the fiscal year ended June 30, 2006 and each incumbent director attended at least 75% of the meetings during the period, either in person or telephonically. In addition, the Board of Directors took actions by unanimous written consent on four occasions during the last fiscal year.

         COMPENSATION OF DIRECTORS.

         Directors receive $1,000 fee for attendance at board meetings and $500 for telephonic participation in board meeting. Outside directors were reimbursed for out-of-pocket expenses for attendance at such meetings. It is expected that the Company's directors will receive an annual award of stock options under the Company's equity incentive plan. During fiscal 2006, in consideration for service on its board of directors the Company issued to four directors options for a total of 100,000 shares of Common Stock.

     BOARD OF DIRECTORS COMMITTEES.

         We do not have standing committees whose functions include nominating directors or establishing the compensation of our employees and consultants. Due to the small size of the Company and its Board of Directors, the Company believes that this is appropriate.

         Nominations for directors are considered by the entire Board. Our directors take a critical role in guiding our strategic direction and oversee the management of our Company. Board candidates are considered based on various criteria, such as their broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of shareholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry.

         Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors.

         Our Board will consider the recommendations of shareholders regarding potential director candidates. In order for shareholder recommendations regarding possible director candidates to be considered by our Board:

     o such recommendations must be provided to the Board, c/o Arthur Barchenko, Electronic Control Security Inc., 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012, in writing at least 120 days prior to the date of the next scheduled annual meeting;

     o the nominating shareholder must meet the eligibility requirements to submit a valid shareholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended; and

     o the shareholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidates.

         In addition, the entire Board oversees compensation of our employees. Compensation is based on various criteria, such as their Company's performance, an employee's past and future contributions to the Company's operations and performance, their professional skills and other factors the Directors deem relevant.

         AUDIT COMMITTEE

         The Audit Committee of the Board of Directors selects our independent public accountants with whom the Audit Committee reviews the scope of audit and non-audit assignments and related fees, the accounting principles that we use in financial reporting, internal financial auditing procedures and the adequacy of our internal control procedures. The members of our Audit Committee are Gene Rabois, and Edward Snow who are independent directors. The Board of Directors has determined that Gene Rabois meets the requirements of an "audit committee financial expert" as set forth in Section 401(e) of Regulation S-B promulgated by the SEC. The Audit Committee held three meetings in Fiscal 2006, all of which were attended by each member of the Audit Committee.

         We adopted a new Audit Committee Charter in October 2002, a copy of which is attached as an exhibit to this Proxy.

         SHAREHOLDER COMMUNICATIONS

         Shareholders may send communications to our Board of Directors, or to individual directors, by mailing communications in writing to c/o Arthur Barchenko, Electronic Control Security Inc., 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012.

                               EXECUTIVE OFFICERS

The Company's executive officers are:

------------------------------------------------------------------------------
              NAME                    POSITION                     AGE
------------------------------------------------------------------------------
Arthur Barchenko    President and Director                         73
------------------------------------------------------------------------------
Richard Stern       Vice President, Marketing and Sales Support    57
------------------------------------------------------------------------------
Eldon Moberg        Vice President, ECSI - FOIDS Div.              54
------------------------------------------------------------------------------
Thomas Isdanavich   Vice President, Project Engineer               58
------------------------------------------------------------------------------
Ashok Saxena        Vice President Program Management              54
------------------------------------------------------------------------------
Mark Barchenko      Vice President Strategic Planning              50
------------------------------------------------------------------------------
Natalie Barchenko   Secretary, Treasurer and Director              72
------------------------------------------------------------------------------

Arthur and Natalie Barchenko are husband and wife and Mark Barchenko is their son.

         Our officers are appointed annually by our Board of Directors and serve at the discretion of the Board of Directors. Two of our executive officers, Arthur and Natalie Barchenko, are also directors of the Company. See the section above entitled "Election of Directors" for biographical information about these individuals. Set forth below is biographical information regarding our executive officers who are not directors.

         Richard Stern has served as our Vice President of Manufacturing from December 1, 1997 to December 2002. He is now responsible for the overall management of our marketing and sales support department, which includes overseeing all proposals, submittal drawings and field test personnel including the review and evaluation of new and existing products; oversight of maintenance personnel; mechanical design of new products including the development of test procedures; and field labor reports. Prior to joining ECSI, Mr. Stern spent 25 years in data communication and temperature processing fields. He has held managerial positions in manufacturing, engineering, quality control, customer service, as well as having been involved in the design and development of the product lines within these fields.

         Eldon Moberg joined us in 1996 as Vice President of the FOIDS product division and has served as our Vice-President since July 1, 1999. Mr. Moberg is responsible for establishing the FOIDS manufacturing and test facility in Madison, Alabama. His duties include planning and coordinating manufacturing schedules and resources and the provision of technical data for security system design and project cost analysis. Before entering private industry, Mr. Moberg served for twenty years in the United States Army where he gained experience as senior radar repair technician for several Army Air Defense systems, team leader for missile system direct support maintenance and training developer for newly acquired Army missile systems.

         Thomas Isdanavich has been Vice President of Project Engineering at ECSI since July 1997. He conducts site surveys, determines the application of technologies for specific threats, supervises installation and training support requirements for in-house and field applications. His responsibilities include threat and technology analysis planning and coordination of all administrative phases of project and program engineering support services. Mr. Isdanavich was employed by Beall Technologies, Inc. a manufacturer of matrix switching equipment for IBM compatible mainframe computers, from 1973 to 1997. Prior to entering private industry, Mr. Isdanavich served in the U.S. Navy for four years.

         Mark Barchenko joined us in 1993 and has served as our Vice-President of Marketing on two separate occasions most recently since 2004. Currently he is the Vice-President of Operations and also serves as chairman of the Advisory Board. He has focused his marketing and business development efforts on Southeast Asian government projects and U.S. airports and maritime facilities. Mr. Barchenko spearheaded the IS09001-2000 quality program based on the international standard of operation, from inception through registration during 2000. Mr. Barchenko is active with American Defense Preparedness Association, and American Society of Industrial Society. He served on the RTCA Special Committee 183 for the upgrade of Federal Aviation 107.14 focusing on access control in civil aviation facilities. Mr. Barchenko holds a U.S. patent titled "Jet Propulsion Engine Assembly for Aircraft."

         Ashok Saxena, who joined the Company in June, 2005 has extensive technology knowledge that includes satellite and launch vehicle engineering, internet and telecommunications network solutions, information technology including software development and flight computer operating systems and applications. From August 2002 to February 2005, Mr. Saxena was with L-3 Communications serving in various capacities as well as program manager where he was instrumental in the awards to the company of the IBDSS contract and the Force Protection Airborne Surveillance System (FPASS II) program. Also during that time, he was involved in the development of highly advanced security technologies including a video compression device and portable radar system for aircraft. Prior to joining L-3, Mr. Saxena was a principal with Startec Global Communications in Maryland where he led efforts to win the company's first government contract and played a role in the development of IP strategies for Startec's global network. From 1986 to 1999 he headed his own companies involved in internet software development services.

ADVISORY BOARD

      Mark R. Barchenko, Vice President Operations, was appointed Chairman of the Advisory Board in 2006. Information pertaining to Mr. Barchenko is stated above.

         Dr. Norris Krone, President and CEO of the University Research Foundation (URF) and its co-founder, directs all aspects of the Maryland Advanced Development Lab. Dr. Krone is a highly decorated Vietnam War veteran. He is a recognized leader in the field of aeronautical sciences and pioneered the development of the technical principles of the forward swept wing aircraft concept, a breakthrough in the field. His has also served on NASA committees: the Aerospace Technology Advisory Committee and the Aerospace Safety and Advisory Panel.

         Dr. John H. Estes, Principal Research Engineer/Director for San Antonio, Ops, Georgia Tech Research Institute has over 20 years of leadership in fast-paced engineering organizations including facilities/project engineering, management and force protection among others. He has extensive experience in strategic planning, marketing and execution of major engineering and environmental programs. He is often selected to present briefings to civic leaders, the Secretary of Defense and Congressional leaders.

         Brad Billet, Deputy Commissioner, United Nations, has a long and distinguished record of emergency and response operations service to his native New York City. As a responder to the September 11th disaster, he was called upon by Mayer Rudy Giuliani to provide essential services in the rescue and recovery process. In 1997, Mr. Billet was appointed to his present position and is the agency's Chief Operating and Administrative Officer.

         Ambassador (Ret.) Patrick Nickolas Theros was appointed ambassador to Qatar in October of 1995. Prior to this he served as deputy coordinator for counterterrorism where he was responsible for the coordination of all U.S. Government counter-terrorism activities outside the U.S. He also served in various diplomatic positions in other nations as well as in the State Department. He currently heads his own company, Theros & Theros LLP, Washington, DC. representing firms doing business in the Middle East and Eastern Europe.

         Edward Badolato Col. Ed Badolato (Ret.) is the Executive Vice President for Homeland Security for The Shaw Group, a FORTUNE 500 corporation. He has a unique background in security, transportation, energy and risk management dating back over 30 years and has been involved in numerous high profile programs dealing with security, protection of energy infrastructure, and counterterrorism operations. Under Presidents Reagan and Bush, he served as a Deputy Assistant Secretary at the Department of Energy (1985-1989) where he was the principal director of security, energy contingency planning and international energy security activities.. In 1989, he founded Contingency Management Services, Inc., an international energy security consulting firm. In November 2002, CMS was acquired by the Shaw Group., and he became Executive Vice President for Homeland Security.

         Lieutenant General Gordon E. Fornell, USAF (Ret.) retired from active duty in the USAF in 1993. He has joined the Advisory Board in October, 2006. Gen. Fornell has been a private consultant since retiring. He is a member of the Defense Support Initiative of the Okaloosa County Economic Development Council, President of the Air Force Armament Museum Foundation, and member of the Mid Bay Bridge Authority. He served in senior acquisition leadership positions in AF Systems Command and AF Materiel Command. Those positions included two commands; one as Commander, Armament Division at Eglin AFB, FL, from 1985-1987; and second as Commander, Electronic Systems Center at Hanscom AFB, MA from 1988-1993. He served both Secretary Casper W. Weinberger and Secretary Frank C. Carlucci in this capacity. He advised the Secretary on a wide range of national security issues and coordinated the office activities of a large staff. Relationships with nations around the world were established covering the full spectrum of national priorities.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
        SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS, NOMINEES
             AND EXECUTIVE OFFICERS AND RELATED STOCKHOLDER MATTERS

         The following table sets forth, as of October 13, 2006, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than 5 percent of our outstanding shares of common stock, (ii) each director and officer of our Company, and (iii) our directors and executive officers as a group


--------------------------------------------------------- --------------------

NAME BENEFICIAL OWNER (1)    NUMBER OF SHARES             PERCENT OF CLASS (2)
-------------------------    ----------------             --------------------
Arthur Barchenko (3)                  1,509,643           16.68%
--------------------------------------------------------- --------------------
Richard Stern (4)                      35,000             *
--------------------------------------------------------- --------------------
Eldon Moberg (5)                       65,000             *
--------------------------------------------------------- --------------------
Thomas Isdanavich (6)                  30,000             *
--------------------------------------------------------- --------------------
Mark Barchenko (8)                     20,000             *
--------------------------------------------------------- --------------------
Natalie Barchenko (9)               1,984,079             21.93%
--------------------------------------------------------- --------------------
Gene Rabois (7)                       107,703             1.19%
--------------------------------------------------------- --------------------
Edward Snow (10)                       17,500             *
--------------------------------------------------------- --------------------
Stephen Rossetti (11)                  12,500             *
--------------------------------------------------------- --------------------
Directors and officers              3,781,425             41.79%
as a group (9 persons)(12)
--------------------------------------------- ---------------------------- ---
*        Less than 1%.

     (1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to common stock (i.e., the power to dispose of, or to direct the disposition of, a security). The address of each person is in care of the Company.

     (2)  Based on 8,172,822 shares outstanding as of October 13, 2006.

     (3) Consists of 984,643 shares of common stock, including 155,536 shares not registered in Mr. Barchenko's name but over which he has dispository power and control, and options to purchase 525,000 shares of common stock.

     (4) Consists of 30,000 shares of common stock and options to purchase 5,000 shares of common stock.

     (5) Consists of 20,000 shares of common stock and options to purchase 45,000 shares of common stock.

     (6) Consists of 20,000 shares of common stock and options to purchase 10,000 shares of common stock.

     (7) Consists of 95,203 shares of common stock and options to purchase 12,500 shares of common stock.

     (8) Consists of 10,000 shares of common stock and options to purchase 10,000 shares of common stock.

     (9) Consists of 1,609,079 shares of common stock and options to purchase 375,000 shares of common stock.

     (10) Consists of options to purchase 5,000 shares of common stock to purchase 12,500 shares of common stock.

     (11) Consists of options to purchase 12,500 shares of common stock.

     (12) Includes options to purchase an aggregate of up to 560,000 shares of common stock which are held by all directors and officers.

         The following table sets forth, as of October 13, 2006, certain information with respect to the beneficial ownership of shares of our Series A Preferred Stock by: (i) each person known to us to be the beneficial owner of more than 5 percent of our outstanding shares of Series A Preferred Stock, (ii) each director and officer of our Company, and (iii) our directors and executive officers as a group.


----------------------------------------------------------------------------

NAME BENEFICIAL OWNER (1)       NUMBER OF SHARES       PERCENT OF CLASS (2)
----------------------------------------------------------------------------
Arthur H. & Barbara Lerner          25,000                  7.69%
----------------------------------------------------------------------------
Joseph D. Posillico, Jr.            50,000                 15.38%
----------------------------------------------------------------------------
View Far Management Ltd.           137,500                 42.31%
----------------------------------------------------------------------------
Regency Resources, Inc.             25,000                  7.69%
----------------------------------------------------------------------------
John A. Gentile                     25,000                  7.69%
----------------------------------------------------------------------------
Richard Lippe                       50,000                 15.38%
----------------------------------------------------------------------------
Arthur Barchenko                       0                     -0-
----------------------------------------------------------------------------
Natalie Barchenko                      0                     -0-
----------------------------------------------------------------------------
Gene Rabois                            0                     -0-
----------------------------------------------------------------------------
Edward Snow                            0                     -0-
----------------------------------------------------------------------------
Stephen Rossetti                       0                     -0-
----------------------------------------------------------------------------
David J. Friedman                      0                     -0-
----------------------------------------------------------------------------
Henry J. Schweiter                     0                     -0-
----------------------------------------------------------------------------
Richard Stern                          0                     -0-
----------------------------------------------------------------------------
Eldon Moberg                           0                     -0-
----------------------------------------------------------------------------
Thomas Isdanavich                      0                     -0-
----------------------------------------------------------------------------
Mark Barchenko                         0                     -0-
----------------------------------------------------------------------------
Ashok Saxena                           0                     -0-
----------------------------------------------------------------------------
Directors and officers                 0                      0
as a group (9 persons)
----------------------------------------------------------------------------
                                    312,500                96.05%
----------------------------------------------------------------------------
*        Less than 1%.

     (1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Series A Preferred Stock stock (i.e., the power to dispose of, or to direct the disposition of, a security). The address of each person is in care of the Company.

     (2) Based on 325,000 shares of Series A Preferred Stock outstanding as of October 13, 2006.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning the annual and long-term compensation of the person serving as the Company's chief executive officer (the "Named Executive") during the last three years. No other executive officers received annual compensation in excess of $100,000 during the last three fiscal years.



                                                SUMMARY COMPENSATION TABLE
                                                --------------------------
                                                                               Long Term Compensation
                                                                               ----------------------
                                   Annual Compensation                      Awards              Payouts
                                   -------------------                      ------              -------
                                                                  Restricted    Securities
    Name and                                       Other Annual      Stock      Underlying                    All Other
   Principle                Salary     Bonus       Compensation    Award(s)    Options/SARs       LTIP       Compensation
    Position      Year        ($)         ($)          ($)            ($)           (#)       Payouts ($)        ($)
    --------      ----        ---         ---          ---            ---           ---       -----------        ---
Arthur
Barchenko,       2006      $ 130,000                                            375,000 (1)
President
                 2005      $130,000                                             250,000 (2)

                 2004       $96,000                                               50,000


     (1) Includes options for 125,000 shares of common stock issuable upon exercise of options issued in the previous year and that were repriced and accelerated in December 2005. See "Repricing of Options" below.

     (2) The shares issuable upon exercise of this option (originally granted in January 2005) at a per share exercise price of $2.40 were exchanged in December of 2005 for a grant of 125,000 immediately vested options at a per share exercise price of $1.20.

         COMPENSATION PURSUANT TO MANAGEMENT CONTRACTS

None.

         The following table presents certain information concerning stock options granted to the Named Executive under our various stock option plans during the 2006 fiscal year.


======================================================================================================================
                                        OPTION/SAR GRANTS IN LAST FISCAL YEAR
======================================================================================================================
                                                  Individual Grants
======================================================================================================================
         Name            Number of Securities                                     Exercise or     Expiration Date
                       Underlying Options/sars  % of Total Options/SARS Granted    Base Price
                             Granted (#)          to Employees in Fiscal Year       ($/Sh)
                             -----------                          -----------       ------
======================================================================================================================
Arthur Barchenko             375,000 (1)                     35.61%                  1.07         December 8, 2015
======================================================================================================================

 (1) Includes options for 125,000 shares at a per share exercise price of $1.20 that were exchanged for options issued in the previous fiscal for 250,000 shares at $2.40.

         FISCAL YEAR-END OPTION NUMBERS AND VALUES

         The following table sets forth additional information as of June 30, 2006, concerning shares of our common stock that may be issued upon the exercise of options under our existing equity compensation plans, divided between plans approved by our shareholders and plans or arrangements not submitted to our shareholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

                              Aggregate Option/sar Exercises in Last Fiscal Year and Fy-end Option/sar Values
                              -------------------------------------------------------------------------------
                              Shares                    Number of Securities Underlying
                              Acquired On  Value        Unexercised Options/sars At       Value of Unexercised In-the Money
                              Exercise     Realized     Fy-end (#)                        Options/sars At Fy-end ($)
                              ---------    ---------    -------------------------------   ---------------------------------
            Name              (#)          ($)          Exercisable/unexercisable         Exercisable/unexercisable
            ----                                        -------------------------------   ---------------------------------
            Arthur Barchenko      -0-          -0-                  525,000/0                             $0/$0

                              REPRICING OF OPTIONS

In December 2005, the Board of Directors approved the exchange of 565,000 options issued in January 2005 at an exercise price of $2.40 for 282,500 options with an exercise price of $1.20. The Board also voted to accelerate the vesting on these options to become immediately exercisable. The acceleration and repricing of the options had no effect on the Company's financial position. The repricing was implemented for retention purposes by realigning the cash and equity components of the Company's compensation programs for executive officers and non-employee directors. As a result of these actions, options for 125,000 shares of common stock held by Mr. Barchenko (our Chief Executive Officer) were repriced and accelerated.

         STOCK OPTION PLAN

         Incentive Stock Option Plan. In 1986, the Company adopted an Incentive Stock Option Plan which it renewed in 1996 for a second ten-year term. The Company has reserved 2,000,000 shares of common stock for issuance under the Stock Option Plan. The Board of Directors administers the Stock Option Plan but may delegate such administration to a committee of three persons, one of whom must be a member of the Board. The Board or the Committee has the authority to determine the number of options to be granted, when the options may be exercised and the exercise price of the options, provided that the exercise price may never be less than the fair market value of the shares of the common stock on the date the option is granted (110% in the case of any employee who owns more than 10% of the combined voting power or value of all classes of stock). Options may be granted for terms not exceeding ten years from the date of the grant, except for options granted to persons holding in excess of 5% of the common stock, in which case the options may not be granted for a term exceeding five years from the date of the grant.

         2006 Equity Incentive Plan. The Board of Directors has adopted the 2006 Equity Incentive Plan, subject to stockholder approval. For a description of the material terms of the 2006 Equity Incentive Plan, see Proposal No. 3, below.

         EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth additional information as of June 30, 2006, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our shareholders and plans or arrangements not submitted to our shareholders for approval. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.


                      Equity Compensation Plan Information
------------------------------ ------------------------------------ ----------------------- -----------------------------------
Plan Category                  Number of securities to be           Weighted-average        Number of securities available
                               issued upon exercise of              exercise price of       for future issuance under equity
                               outstanding  options, warrants       outstanding             compensation plans (excluding
                               and rights                           options, warrants       securities reflected in
                                                                    and rights              column (a)
------------------------------ ------------------------------------ ----------------------- -----------------------------------
Equity compensation                             1,504,500                       $ 1.31                        495,500
plans approved
by security holders
------------------------------ ------------------------------------ ----------------------- -----------------------------------
Equity compensation
plans not approved                                  --                            --                            --
by security holders
------------------------------ ------------------------------------ ----------------------- -----------------------------------
Total                                           1,504,500                       $ 1.31                        495,000
------------------------------ ------------------------------------ ----------------------- -----------------------------------

         OTHER COMPENSATION

None.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Act of 1934 requires our officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission. Based solely on review of the copies of such forms received by the Company with respect to fiscal 2006, or written representations from certain reporting persons, the Company believes that all [filing requirements applicable to its directors and officers and persons who own more than 10% of the common stock have been complied with.


                           CODE OF CONDUCT AND ETHICS

         We have adopted a code of conduct and ethics that applies to our directors, officers and all employees. The code of conduct and ethics has been posted on our website at www. ecsi@anti-terrorism.com. The code of business conduct and ethics may also be obtained free of charge by writing to Electronic Control Security Inc., Attn: Arthur Barchenko, 790 Bloomfield Avenue, Building C, Suite 1, Clifton, New Jersey 07012.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         In March 2004, we issued 735,294 shares of common stock to Natalie Barchenko, the Secretary-Treasurer and a director of the Company and the wife of Arthur Barchenko, the Company's president and a director, upon the conversion of loans made by Ms. Barchenko to the Company in the aggregate amount of $250,000. The offering price of the shares was based upon a then outstanding offer by a third party to purchase shares of common stock at such price.

         Until the Company achieves profitability, we rely on loans from officers, directors, shareholders and their affiliates to assist in the funding of our operations. At June 30, 2006 and 2005 related party debt consisted of $616,423 and $431,617, respectively. The loans are repayable with interest at rates varying from no interest through 12% interest per annum. All interest for the Fiscal years 2004 and 2003 has been paid. The Company is not restricted from repaying the principal amount of the loans as long as at the time of any such repayment, holders of Series B Preferred Stock are entitled to sell their shares under an effective registration statement.

                                 PROPOSAL NO. 2
                          RATIFICATION OF SELECTION OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Board of Directors is seeking stockholder ratification of the selection by the Audit Committee of the Board of Directors of Demetrius & Co., L.L.C. ("Demetrius & Co.") to serve as our independent registered public accounting firm for the Fiscal year ending June 30, 2007. Demetrius & Co. served as our independent registered public accounting firm with respect to the audit of our financial statements for the fiscal year ended June 30, 2006.

         Shareholder ratification of the selection of Demetrius & Co. as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of Demetrius & Co. to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in our best interests and the best interests of our shareholders.

         A representative of Demetrius & Co. is expected to attend the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

                       OUR BOARD OF DIRECTORS UNANIMOUSLY
                       RECOMMENDS A VOTE "FOR" PROPOSAL 2



                                 PROPOSAL NO. 3
                     APPROVAL OF 2006 EQUITY INCENTIVE PLAN

        On October 13, 2006, the Board of Directors adopted, subject to stockholder approval, the 2006 Equity Incentive Plan to allow the Company to continue making stock-based awards as part of its compensation. The Equity Incentive Plan is intended to succeed the existing stock incentive plan, which expired in September 2006. The Board of Directors believes that the 2006 Equity Incentive Plan will further the interests of the Company and its stockholders by providing long-term performance incentives to those employees, non-employee directors, and consultants of the Company who are largely responsible for the management, growth and protection of the its business. The favorable vote of a majority of the votes cast at the meeting, in person or by proxy, is necessary for the approval of the 2006 Equity Incentive Plan. Unless such vote is received, the 2006 Equity Incentive Plan will not become effective. The complete text of the 2006 Equity Incentive Plan is set forth in Appendix A hereto. The following description of the 2006 Equity Incentive Plan is qualified in its entirety by reference to Appendix A:

        ADMINISTRATION; ELIGIBILITY; SHARES AVAILABLE FOR Issuance; LIMITATIONS ON ISSUANCE. The 2006 Equity Incentive Plan will be administered by the Board of Directors or, at the discretion of the Board, by a committee consisting of at least two directors. The administrating body, whether it be the Board of Directors or a committee of the type described above, is sometimes referred to as the "Committee." The Committee is authorized from time to time to select and to grant awards under the 2006 Equity Incentive Plan to such key employees, non-employee directors, and consultants of the Company and its subsidiaries as the Compensation Committee, in its discretion, selects. The Compensation Committee is authorized to delegate any of its authority under the 2006 Equity Incentive Plan (including the authority to grant awards) to such executive officers of the Company as it thinks appropriate and is permitted by Rule 16B-3 of the Exchange Act and Section 162(m) of the Code.

         2,000,000 SHARES are available for issuance under the 2006 Equity Incentive Plan. Shares granted under the 2006 Equity Incentive Plan will be made available from unissued Common Stock or from Common Stock held in treasury.


        OPTIONS. The 2006 Equity Incentive Plan authorizes the Committee to grant to participants options to purchase Common Stock, which may be in the form of a non-statutory stock option or, if granted to an employee, in the form of an Incentive Stock Option (an "ISO"). The terms of all ISOs issued under the 2006 Equity Incentive Plan will comply with the requirements of Section 422 of the Code. The exercise price of options granted under the 2006 Equity Incentive Plan may not be less than 100% of the fair market value of the Common Stock at the time the option is granted. The Committee will determine the time an option may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable, method of delivery and whether a stock appreciation right will be granted in tandem with other awards.

        STOCK APPRECIATION RIGHTS. The 2006 Equity Incentive Plan authorizes the \Committee to grant to participants stock appreciation rights. A stock appreciation right entitles the grantee to receive upon exercise, the excess of
(a) the fair market value of a specified number of shares of Common Stock at the time of exercise over (b) the fair market value of the Common Stock at the time the stock appreciation right was granted, The Committee will determine the time a stock appreciation right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable, method of delivery and whether a stock appreciation right will be granted in tandem with other awards.

        RESTRICTED STOCK. The 2006 Equity Incentive Plan authorizes the Committee to grant to participants restricted Common Stock with such restriction periods, restrictions on transferability, and performance goals as the Committee may designate at the time of grant. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the restriction period. Other than the restrictions on transfer, a participant will have all the rights of a holder of the shares of Common Stock, representing the restricted stock, including the rights to all distributions (including regular cash dividends) made or declared with respect to the restricted stock. If any such dividends are distributions are paid in stock, the stock will be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which the stock has been distributed. Restricted stock will be forfeitable to the Company upon a participant's termination of employment during the applicable restricted period. The Committee, in its discretion, may accelerate the time at which restrictions or forfeiture conditions will lapse, or may remove any performance goal requirement upon the death, disability, retirement or otherwise of a participant.

        PERFORMANCE UNITS. The 2006 Equity Incentive Plan authorizes the Committee to grant Performance Units. A Performance Unit is a right granted to a participant to receive a payment in cash equal to the increase in the book value of the Company during specified time periods if specified performance goals are met.

        CASH PAYMENTS. The 2006 Equity Incentive Plan authorizes the Committee, subject to limitations under applicable law, to grant cash payments to participants. These may be granted separately or as a supplement to any stock-based award.

        OTHER STOCK-BASED AWARDS. To permit the Committee the flexibility to respond to future changes in compensation arrangements, the 2006 Equity Incentive Plan authorizes the Committee, subject to limitations under applicable law, to grant to participants such other stock-based awards as deemed by the Compensation Committee to be consistent with the purposes of the 2006 Equity Incentive Plan. The Committee may determine the terms and conditions of such stock-based awards.

        LOANS. Subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, including but not limited to the Sarbanes-Oxley Act of 2002, the 2006 Equity Incentive Plan authorizes the Committee, on behalf of the Company, to make, guarantee or arrange for a loan or loans to participants with respect to the exercise of any option or other payment in connection with any award, including the payment by a participant of any or all federal, state or local income or other taxes due in connection with any award. The terms and conditions of each loan, including the interest rates, maturity date and whether the loan will be secured or unsecured will be established by the Committee.

        TERMS OF AWARDS. The term of each award will be determined by the Committee at the time each award is granted, provided that the terms of options, and any stock appreciation rights granted in tandem therewith, may not exceed ten years. Awards granted under the 2006 Equity Incentive Plan generally will not be transferable, except by will and the laws of descent and distribution. However, the \Committee may grant awards to participants (other than ISOs) that may be transferable without consideration to immediate family members (i.e., ,children, grandchildren or spouse), to truss for the benefit of such immediate family members and to partnerships in which such family members are the only partners.

        CHANGE OF CONTROL. Upon certain change of control events (as defined in the 2006 Equity Incentive Plan) all unvested portions of any awards shall become immediately vested.

        AWARD AGREEMENTS. All awards granted under the 2006 Equity Incentive Plan will be evidenced by a written agreement that may include such additional terms and conditions not inconsistent with the plan as the Committee may specify. Award agreements are not required to contain uniform terms or provisions.

        TERM OF THE PLAN; AMENDMENT AND ADJUSTMENT. No awards may be granted under the 2006 Equity Incentive Plan after 2016. The Plan may be terminated by the Board of Directors at any time, but the termination of the Plan will not adversely affect awards that have previously been granted. In addition, the Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant awards under the Plan without the consent of the Company's stockholders or participants, except that any such amendment, alteration, suspension, discontinuation or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted.

        As of the date of this Proxy Statement, no awards have been granted under the 2006 Equity Incentive Plan.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        Although the Company cannot currently determine the number of shares subject to awards that may be granted in the future to executive officers or non-employee directors, each of the executive officers and non-employee directors of the Company has an interest in the approval of the 2006 Equity Incentive Plan in so far as they are likely to be recipients of future awards.

FEDERAL INCOME TAX CONSEQUENCES

        The following discussion is intended only as a brief summary of the federal income tax rules relevant to certain awards granted under the 2006 Equity Incentive Plan. These rules are highly technical and subject to change. The following discussion is limited to the federal income tax rules relevant to the Company and to the individuals who are citizens or residents of the United States. The discussion does not address the state, local or foreign income tax rules relevant to such awards.

        ISOS. A participant who is granted an ISO will not recognize any compensation income upon the grant or exercise of the ISO. However, upon exercise of the ISO, the excess of the fair market value of the shares of the Common Stock on the date of exercise over the option exercise price will be an item includible in the optionee's alternative minimum taxable income. An optionee may be required to pay an alternative minimum tax even though the optionee receives no cash upon exercise of the ISO with which to pay such tax. If an optionee holds the Common Stock acquired upon the exercise of an ISO for at least two years from the date of grant of the ISO and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such Common Stock will be taxed as capital gain. If the optionee disposes of the Common Stock acquired pursuant to the exercise of an ISO before satisfying these holding periods (a so-called "disqualifying disposition"), the optionee may recognize both compensation income and capital gain in the year of disposition. The amount of the compensation income recognized on a disqualifying disposition generally will equal the amount by which the fair market value of the Common Stock on the exercise date or the amount realized on the sale of the Common Stock (whichever is less) exceeds the exercise price. The balance of any gain (or any loss) realized upon a disqualifying disposition will be long-term or short-term capital gain (or loss), depending upon whether the Common Stock has been held for more than one year following the exercise of the ISO. If an optionee (with the authorization of the Compensation Committee) pays the exercise price of an ISO in whole or in part with previously-owned shares of Common Stock that have been held for the requisite holding periods, the optionee will not recognize any compensation income, or gain or loss upon the delivery of shares of Common Stock in payment of the exercise price. The optionee will have a carryover basis and a carryover holding period with respect to the number of shares of Common Stock received in exchange for the previously-owned shares delivered to the Company. The basis in the number of shares of Common Stock received in excess of the number of shares delivered to the Company will be equal to the amount of cash (or other property), if any, paid on the exercise. The holding period of any shares received in excess of the number of shares delivered to the Company will begin on the date the ISO is exercised. Where an optionee pays the exercise price of an ISO with previously-owned shares of Common Stock that have not been held for the requisite holding periods, the optionee will recognize compensation income (but not capital gain) when the optionee delivers the previously-owned shares in payment of the exercise price under the rules applicable to disqualifying dispositions. The optionee's basis in the shares received in exchange for the previously-owned shares delivered will be equal to the optionee's basis in the previously-owned shares delivered, increased by the amount included in gross income as compensation income, if any. The optionee will have a carryover holding period with respect to the number of shares of Common Stock received in exchange for the previously-owned shares delivered. The optionee's tax basis for the number of new shares received will be zero, increased by the amount of cash (or other property) paid, if any, on the exercise. The holding period of the new shares received will begin on the date the ISO is exercised. For purposes of the special holding periods relating to ISOs, the holding periods will begin on the date the ISO is exercised. The Company will not be entitled to any tax deduction upon the grant or exercise of an ISO or upon the subsequent disposition by the optionee of the shares acquired upon exercise of the ISO after the requisite holding period. However, if the disposition is a disqualifying disposition, the Company generally will be entitled to a tax deduction in the year the optionee disposes of the Common Stock in an amount equal to the compensation income recognized by the optionee.

        NON-STATUTORY STOCK OPTIONS. A participant who is granted a non-statutory stock option will not recognize any compensation income upon the grant of the option. However, upon exercise of the option, the difference between the amount paid upon exercise of the option (which would not include the value of any previously-owned shares delivered in payment of the exercise price) and the fair market value of the number of shares of Common Stock received on the date of exercise of the option (in excess of that number, if any, of the previously-owned shares delivered in payment of the exercise price) will be compensation income to the optionee. The shares of Common Stock received upon exercise of the option which are equal in number to the optionee's previously-owned shares delivered will have the same tax basis as the previously-owned shares delivered to the Company, and will have a holding period that will include the holding period of the shares delivered. The new shares of Common Stock acquired upon exercise will have a tax basis equal to their fair market value on the date of exercise, and will have a holding period that will begin on the day the option is exercised. In the case of an optionee who is or was an employee, this compensation income will be subject to income and employment tax withholding. The Company generally will be entitled to a tax deduction in the year the option is exercised in an amount equal to the compensation income recognized by the optionee. Upon a subsequent disposition by an optionee of the Common Stock acquired upon the exercise of a non-statutory stock option, the optionee will recognize capital gain or loss equal to the difference between the sales proceeds received and the optionee's tax basis in the Common Stock sold, which will be long-term or short-term, depending on the period for which the Common Stock was held.

        STOCK APPRECIATION RIGHTS. A participant who is granted a stock appreciation right will not recognize any compensation income upon grant. At the time the stock appreciation right is exercised, however, the participant will recognize compensation income equal to the amount of cash and the fair market value of any Common Stock received. In the case of a participant who is or was an employee, this compensation income will be subject to income and employment tax withholding. The Company will generally be entitled to a tax deduction in the year the stock appreciation right is exercised in an amount equal to the compensation income recognized by the participant.

        RESTRICTED STOCK. A participant who is granted restricted stock which is "nontransferable" and subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, will not, unless the participant makes the election described below, recognize any income upon the receipt of the Common Stock. However, at the times at which Common Stock is first transferable or the risk of forfeiture expires, the participant will recognize compensation income on the then fair market value of Common Stock. Furthermore, while the Common Stock remains restricted, any dividends paid on the Common Stock will be treated as compensation income to the participant and will be deductible by the Company as a compensation expense. A participant who is granted restricted stock may make an election under Section 83(b) of the Code (a "Section 83(b) Election") to have the Common Stock received taxed as compensation income on the date granted, with the result that any future appreciation (or depreciation) in the value of the shares of Common Stock granted will be taxed as capital gain or loss upon a subsequent sale or exchange of the shares. A Section 83(b) Election must be made within 30 days of the date the restricted stock is granted. Any compensation income a participant recognizes from a grant of restricted stock will be subject to income and employment tax withholding. The Company will be entitled to a deduction in the same amount and in the same year as the compensation income recognized by the participant.

        CASH PAYMENTS. A participant will recognize compensation income upon receipt of any cash pursuant to any award. If the participant is an employee of the Company, the cash payment will be subject to income and employment tax withholding. The Company will generally be entitled to a tax deduction for the payment in an amount equal to the compensation income recognized by the participant.

        PARACHUTE PAYMENTS. ALL OR PART OF AN AWARD WHICH BECOMES PAYABLE OR WHICH VESTS BY reason of a change of control may constitute an "excess parachute payment" within the meaning of Section 280G of the Code. The amount of the award received by a participant constituting an excess parachute payment would be subject to a 20% non-deductible excise tax, and that amount of compensation income would not be deductible by the Company.

        CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Code generally disallows a tax deduction for the annual compensation in excess of $1 million paid to each of the chief executive officer and the other four most highly compensated officers of a Company. Compensation which qualifies as performance-based compensation is not included in applying this limitation. Under the Plan, the Compensation Committee may, but is not required to, grant awards that satisfy the requirements to constitute performance-based compensation.

                       OUR BOARD OF DIRECTORS UNANIMOUSLY
                       RECOMMENDS A VOTE "FOR" PROPOSAL 3


               REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee consults with our principal accounting officer and other key members of management and with our independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit and the accompanying management letter, if any; and consults with our principal accounting officer and other key members of management and with our independent auditors with regard to the adequacy of the internal accounting controls. The Board of Directors adopted a written Audit Committee Charter in October 2002, a copy of which is attached hereto as Appendix B.

         In fulfilling its responsibilities, the Audit Committee selected Demetrius & Company, L.L.C. as ECSI's independent accountants for purposes of auditing our financial statements for the Fiscal year ending June 30, 2006. The Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements; discussed with the independent auditors the matters required to be discussed by Codification of Statements on Auditing Standards No. 61; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and discussed with the independent accountants their independence from our Company.

         Based on the reviews and discussions with management and Demetrius & Company, L.L.C., the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the Fiscal year ended June 30, 2006, filed with the Securities and Exchange Commission.

         The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that Messrs. Rabois and Snow are independent under Rule 4350(d) of the Nasdaq Stock Market Listing Standards and are financially literate each in his own capacity.

         Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended June 30, 2006, were met and that our financial reporting and audit processes are functioning effectively.

                                     Submitted by the Audit Committee
                                     of the Board of Directors:

                                     Gene Rabois
                                     Edward Snow


                             INDEPENDENT ACCOUNTANTS

         The Company has engaged Demetrius & Company, L.L.C. as its Company's principal accountant to audit the Company's financial statements since Fiscal year ended June 30, 1998. After careful evaluation by the Audit Committee, it was recommended that we continue to engage Demetrius & Company, L.L.C. to audit the Company's financial statements for the fiscal year ending June 30, 2007. A representative of Demetrius & Company, L.L.C. is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions of shareholders.

           FEES OF THE INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2006

Audit Fees

         The aggregate fees billed by Demetrius & Company, L.L.C. for professional services related to the audit of the Company's consolidated financial statements for Fiscal year ended June 30, 2006 were $38,071. The review of the consolidated condensed financial statements included in the Company's Quarterly reports on Forms 10-QSB for the fiscal year ended June 30, 2006 were performed by Demetrius & Company, L.L.C. The fees billed by Demetrius & Company, L.L.C. for those services plus its consent were $10,000. The aggregate fees billed by Demetrius & Company, L.L.C. in connection with the year end audit and quarterly reviews for the fiscal year ended June 30, 2005 were $46,989. .

Audit Related Fees

         The fees billed by Demetrius & Company, L.L.C. for audit related services for the fiscal years ended June 30, 2006 and 2005 were $5,000 and $0 respectively.

Tax Services

         The aggregate fees billed by Demetrius & Company, L.L.C. for tax services during the fiscal years ended June 30, 2006 and 2005 were $15,000 and $ 15,000 respectively.

 All Other Services

         During 2005 there were no fees billed by Demetrius & Company, L.L.C. for other services. In 2006, Demetrius & Company, L.L.C. billed the Company $3,000 for services in connection with the preparation of a SEC filing of an 8K SEC filing for an acquisition.

                                  ANNUAL REPORT

         Enclosed is the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006, including audited financial statements. This Annual Report on Form 10-KSB does not form any part of the material for the solicitation of proxies.

                         COST OF SOLICITATION OF PROXIES

         ECSI will pay the cost of this solicitation. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

                              SHAREHOLDER PROPOSALS

         A shareholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Shareholders of the Company to be held in 2007 must be received by the Company before September 1, 2007, at its executive offices located at 790 Bloomfield Avenue, Building C-1, Clifton, New Jersey 07012, Attention: Arthur Barchenko. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2006 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after September 1, 2007.

                                 OTHER BUSINESS

         The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                        ELECTRONIC CONTROL SECURITY INC.

                                   Appendix A

                        ELECTRONIC CONTROL SECURITY INC.
                           2006 EQUITY INCENTIVE PLAN
-------------------------------------------------------------------------------
SECTION 1. PURPOSE OF THE PLAN
-------------------------------------------------------------------------------

         The purpose of the Electronic Control Security, Inc. Equity Incentive Plan (the "Plan") is to further the interests of Electronic Control Security, Inc. (the "Company") and its shareholders by providing long-term performance incentives to those key employees and consultants of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries.
SECTION 2. DEFINITIONS
-------------------------------------------------------------------------------

         For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Award" means any Option, Performance Unit, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or in lieu of other awards, other Stock-Based Award, Tax Bonus or other cash payments granted to a Participant under the Plan.


(b) "Award Agreement" shall mean the written agreement, instrument or document evidencing an Award.

(c) "Change of Control" means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, more than 50% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors of the Company or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board of Directors of the Company such that a majority of the members of the Board of Directors of the Company are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets.

Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

(d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(e) A "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

(f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

(g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the closing sale prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the closing sale prices of the Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded. In determining Fair Market Value as of the date of the grant of an Award, the Committee is prohibited from "backdating" such Award or otherwise granting Awards based on a calculation of Fair Market Value that is lower than the Fair Market Value as of the date that the determination to grant the Award is made

(h) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

(i) "Limited SAR" means an SAR exercisable only for cash upon a Change of Control or other event, as specified by the Committee.

(j) "Option" means a right granted to a Participant pursuant to Section 6(b) to purchase Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

(k) "Performance Unit" means a right granted to a Participant pursuant to
Section 6(c) to receive a payment in cash equal to the increase in the book value of the Company during specified time periods if specified performance goals are met.

(l) "Restricted Stock" means Stock awarded to a Participant pursuant to Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

(m) "Stock-Based Award" means a right that may be denominated or payable in, or valued in whole or in part by reference to the market value of, Stock, including, but not limited to, any Option, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or Awards in lieu of cash obligations.

(n) "SAR" or "Stock Appreciation Right" means the right granted to a Participant pursuant to Section 6(e) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

(o) "Subsidiary" shall mean any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

(p) "Tax Bonus" means a payment in cash in the year in which an amount is included in the gross income of a Participant in respect of an Award of an amount equal to the federal, foreign, if any, and applicable state and local income and employment tax liabilities payable by the Participant as a result of
(i) the amount included in gross income in respect of the Award and (ii) the payment of the amount in clause (i) and the amount in this clause (ii). For purposes of determining the amount to be paid to the Participant pursuant to the preceding sentence, the Participant shall be deemed to pay federal, foreign, if any, and state and local income taxes at the highest marginal rate of tax imposed upon ordinary income for the year in which an amount in respect of the Award is included in gross income, after giving effect to any deductions therefrom or credits available with respect to the payment of any such taxes.


SECTION 3. ADMINISTRATION OF THE PLAN
-------------------------------------------------------------------------------

         The Plan shall be administered by the Board of Directors of the Company or, at the discretion of the Board, by a committee composed of at least two members of the Board. Any such committee designated by the Board, and the Board itself acting in its capacity as administrator of the Equity Incentive Plan, is referred to herein as the "Committee." Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

         Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the key employees and consultants who will receive Awards pursuant to the Plan ("Participants"), (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, performance goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated service providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, Section 162(m) of the Code and applicable law.

-------------------------------------------------------------------------------
SECTION 4. PARTICIPATION IN THE PLAN

         Participants in the Plan shall be selected by the Committee from among the key employees, consultants and directors of the Company and its Subsidiaries, provided, however, that only key employees shall be eligible to receive ISOs under the Plan.

-------------------------------------------------------------------------------
SECTION 5. PLAN LIMITATIONS; SHARES SUBJECT TO THE PLAN

         (a) Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of common stock, par value $0.001 per share, of the Company (the "Stock") available for issuance as Awards under the Plan shall not exceed 2,000,000 shares.

         (b) Subject to the provisions of Section 8(a) hereof, the aggregate number of Performance Units which may be awarded under the Plan shall not exceed 500,000. If any Performance Units awarded under the Plan shall be forfeited or canceled, such Performance Units shall thereafter be available for award under the Plan.

         No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

-------------------------------------------------------------------------------
SECTION 6. AWARDS

         (a) General. Awards may be granted on the terms and conditions set forth in this
Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement.

         (b) Options. The Committee may grant Options to Participants on the following terms and conditions:

         (i) Exercise Price. The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but (except as provided in Section 7(a)) the exercise price of any ISO shall not be less than the Fair Market Value (110% of the Fair Market Value in the case of a 10% shareholder, within the meaning of Section 422(c)(5) of the Code) of the shares covered thereby at the time the Option is granted.

         (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Stock, or by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

         (iii) Incentive Stock Options. The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

         (c) Performance Units. The Committee is authorized to grant Performance Units to Participants on the following terms and conditions:

         (i) Performance Criteria and Period. At the time it makes an award of Performance Units, the Committee shall establish both the performance goal or goals and the performance period or periods applicable to the Performance Units so awarded. A performance goal shall be a goal, expressed in terms of growth in book value, earnings per share, return on equity or any other financial or other measurement deemed appropriate by the Committee, or may relate to the results of operations or other measurable progress of either the Company as a whole or the Participant's Subsidiary, division or department. The performance period will be the period of time over which one or more of the performance goals must be achieved, which may be of such length as the Committee, in its discretion, shall select. Neither the performance goals nor the performance periods need be identical for all Performance Units awarded at any time or from time to time. The Committee shall have the authority, in its discretion, to accelerate the time at which any performance period will expire or waive or modify the performance goals of any Participant or Participants. The Committee may also make such adjustments, to the extent it deems appropriate, to the performance goals for any Performance Units awarded to compensate for, or to reflect, any material changes which may have occurred in accounting practices, tax laws, other laws or regulations, the financial structure of the Company, acquisitions or dispositions of business or Subsidiaries or any unusual circumstances outside of management's control which, in the sole judgment of the Committee, alters or affects the computation of such performance goals or the performance of the Company or any relevant Subsidiary, division or department.

         (ii) Value of Performance Units. The value of each Performance Unit at any time shall equal the book value per share of the Company's Stock, as such value appears on the consolidated balance sheet of the Company as of the end of the fiscal quarter immediately preceding the date of valuation.

         (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

         (i) Restricted Period. Restricted Stock awarded to a Participant shall be subject to such restrictions on transferability and other restrictions for such periods as shall be established by the Committee, in its discretion, at the time of such Award, which restrictions may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

         (ii) Forfeiture. Restricted Stock shall be forfeitable to the Company upon termination of employment during the applicable restricted periods. The Committee, in its discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which restrictions or forfeiture conditions will lapse or remove any such restrictions, including upon death, disability or retirement, whenever the Committee determines that such action is in the best interests of the Company.

         (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

         (iv) Rights as a Shareholder. Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

         (e) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

         (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which grant price (except as provided in Section 7(a)) shall not be less than the Fair Market Value of one share of Stock on the date of grant.

         (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs may be granted on such terms, not inconsistent with this Section 6(e), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

         (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company or Subsidiary obligations to pay cash or deliver other property under other plans or compensatory arrangements; provided that, in the case of Participants subject to Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from Section 16(b) liability. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

         (g) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards in addition to those provided in Sections 6(b) and (d) through (e) hereof, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

         (h) Cash Payments. The Committee is authorized, subject to limitations under applicable law, to grant to Participants Tax Bonuses and other cash payments, whether awarded separately or as a supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

-------------------------------------------------------------------------------
SECTION 7. ADDITIONAL PROVISIONS APPLICABLE TO AWARDS

         (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock:

         (i) granted in substitution for an outstanding Award or award, shall be not less than the lesser of (A) the Fair Market Value of a share of Stock at the date such substitute Award is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

         (ii) retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

         (b) Exchange and Buy Out Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

         (c) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

         (d) Term of Awards. The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO, or any SAR granted in tandem therewith, exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

         (e) Form of Payment. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property (and may be made in a single payment or transfer, in installments, or on a deferred basis), in each case determined in accordance with rules adopted by, and at the discretion of, the Committee. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.) The Committee, in its discretion, may accelerate any payment or transfer upon a change in control as defined by the Committee. The Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

         (f) Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

         (g) Awards to Comply with Section 162(m). The Committee may (but is not required to) grant an Award pursuant to the Plan to a Participant who, in the year of grant, may be a "covered employee," within the meaning of Section 162(m) of the Code, which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code (a "Performance-Based Award"). The right to receive a Performance-Based Award, other than Options and SARs granted at not less than Fair Market Value, shall be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance-Based Award is granted. Such performance goals, which may vary from Participant to Participant and Performance-Based Award to Performance-Based Award, shall be based upon the attainment by the Company or any Subsidiary, division or department of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, book value, stockholders' equity, financial return ratios, market performance or total stockholder return, and/or the completion of certain business or capital transactions. Before any compensation pursuant to a Performance-Based Award is paid, the Committee shall certify in writing that the performance goals applicable to the Performance-Based Award were in fact satisfied.

         The maximum amount which may be granted as Performance-Based Awards to any Participant in any calendar year shall not exceed (i) Stock-Based Awards for 100,000 shares of Stock (whether payable in cash or stock), subject to adjustment as provided in Section 8(a) hereof, (ii) 100,000 Performance Units,
(iii) a Tax Bonus payable with respect to the Stock-Based Awards described in clause (i) and Performance Units described in clause (ii), and (iv) cash payments (other than Tax Bonuses) of $1,000,000.

         (h) Change of Control. In the event of a Change of Control of the Company, all Awards granted under the Plan (including Performance-Based Awards) that are still outstanding and not yet vested or exercisable or which are subject to restrictions shall become immediately 100% vested in each Participant or shall be free of any restrictions, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Award. All Awards that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Award.

-------------------------------------------------------------------------------
SECTION 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION;
           ACCELERATION IN CERTAIN EVENTS

         (a) In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or Reverse Stock Split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan, (iv) the number of Performance Units which may thereafter be granted and the book value of the Company with respect to outstanding Performance Units, and (v) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

         (b) In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Awards to the extent that such adjustment would adversely affect the status of that Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

SECTION 9. GENERAL PROVISIONS
-------------------------------------------------------------------------------

         (a) Changes to the Plan and Awards. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

         The foregoing notwithstanding, any performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

         Notwithstanding the foregoing, if the Plan is ratified by the stockholders of the Company at the Company's 2006 Annual Meeting of Stockholders, then unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Awards; (ii) materially increase the benefits accruing to Participants under the Plan, or
(iii) increase the number of shares of Stock or the number of Performance Units subject to the Plan.

         (b) No Right to Award or Employment. No employee or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

         (c) Taxes. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

                        ELECTRONIC CONTROL SECURITY INC.

                                   Appendix B

                             AUDIT COMMITTEE CHARTER

Organization

         There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of directors, the majority of whom are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the controller's, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

1. Provide an open avenue of communication between the controller, the independent auditor, and the Board of Directors.

2.   Review and update the committee's charter annually.

3.   Create an agenda for the ensuing year.

4. Maintain minutes or other records of meetings and activities of the Audit Committee.

5. Recommend to the Board of Directors the independent auditor to be nominated, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditor.

6. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

7. Confirm and assure the independence of the independent auditor, including a review of management consulting services and related fees provided by the independent auditor.

8. Inquire of management, the controller and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

9. Consider, in consultation with the independent auditor and the controller, the audit scope and plan of the controller and the independent auditor.

10. Consider with management and the independent auditor the rationale for employing audit firms other than the principal independent auditor.

11. Review with the controller and the independent auditor the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

12.  Consider and review with the independent auditor and the controller:

     a) The adequacy of the Company's internal controls including computerized information system controls and security.

     b) Any related significant findings and recommendations of the independent auditor and the controller together with management's responses thereto.

     c) The adequacy of internal controls and procedures related to executive travel and entertainment.

13. Review with management and the independent auditor at the completion of the annual examination:

     a)   The Company's annual financial statements and related footnotes.

     b) The independent auditor's audit of the financial statements and his report.

     c) Any significant changes required in the independent auditor's audit plan. d) Any serious difficulties or disputes with management encountered during the course of the audit.

     e) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

14.  Consider and review with management and the controller:

     a) Significant findings during the year and management's responses thereto.

     b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

     c)   Any changes required in the planned scope of their audit plan.

     d)   The internal auditing department budget and staffing.

     e)   The internal auditing department charter.

     f) Internal auditing compliance with the IIA's STANDARDS FOR THE PROFESSIONAL PRACTICE OF INTERNAL AUDITING (STANDARDS).

15. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

16. Review with management, the independent auditor, and the controller auditing the interim financial report before it is filed with the SEC or other regulations.

17. Review policies and procedures with respect to officers and directors; expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the controller or the independent auditor.

18. Review legal and regulatory matters that may have a material impact to the financial statements related company compliance policies, programs and reports received from regulators.

19. Meet with the controller, the independent auditor, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

20. Report committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.

21. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities and how they were discharged.

22. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee sha1l be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

23. The committee shall meet at least one time per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

24. The committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

The membership of the Audit Committee shall consist of at least two independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Audit committee members and the committee chairman shall be designated by the full Board of Directors.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

                      [SEE SUPPLEMENTAL PDF OF PROXY CARD]

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE


                                      PROXY
                        ELECTRONIC CONTROL SECURITY, INC.

PROXY

              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                 COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                December 8, 2006

The undersigned hereby constitutes and appoints each of ARTHUR BARCHENKO and GENE RABOIS with full power of substitution, attorney and proxy to represent and to vote all shares of Common Stock and Series A Convertible Preferred Stock of ELECTRONIC CONTROL SECURITY, INC. ( the "Company") that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company, to be held on December 8, 2006, and at any adjournment thereof, on the matters set forth below and on the reverse side and such other matters as may properly come before the meeting.



           (Continued and to be signed and dated on the reverse side)



================================================================================
                                                                Please mark
                                                                your vote    [X]
                                                                like this


1. ELECTION OF DIRECTORS.

Nominee: ARTHUR BARCHENKO,  NATALIE BARCHENKO,  GENE
RABOIS,  HENRY J.  SCHWEITER,  EDWARD SNOW,  STEPHEN
ROSSETTI, AND DAVID J. FRIEDMAN.

(Mark only one of the following boxes.


[_] For all nominees except:______________


[_] VOTE WITHHELD from all nominees.

                                                                                         FOR           AGAINST       ABSTAIN

2.   PROPOSAL TO RATIFY THE  APPOINTMENT  OF DEMETRIUS & COMPANY,  LLC.,  AS THE         [_]              [_]           [_]
     COMPANY'S  INDEPENDENT  PUBLIC  ACCOUNTING  FIRM FOR THE FISCAL YEAR ENDING
     JUNE 30, 2007.

3.   PROPOSAL TO APPROVE THE  ADOPTION OF THE  COMPANY'S  2006 EQUITY  INCENTIVE         FOR           AGAINST       ABSTAIN
     PLAN.
                                                                                         [_]              [_]           [_]

In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.



IF NO CHOICE IS SPECIFIED, THE PERSONS NAMED AS PROXIES INTEND TO VOTE FOR THE ELECTION OF THE NAMED NOMINEES AND FOR ALL OF THE OTHER PROPOSED ACTIONS. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:



Signature:___________________Print Name:_______________Date:___________________

                     Directions to ECSI International, Inc.

                               790 Bloomfield Ave.
                                 Bldg. C Suite 1
                                Clifton, NJ 07012
                                  973-574-8555


From New York City:
Exit Lincoln Tunnel and take 395 to Rt. 3W.

Proceed on Rte. 3W to the Bloomfield Ave. exit.

Make a right at the bottom of the ramp and *proceed to round-about. Go half-way around circle, past Home Depot on the right.

Continue straight through the light; you will see Atlantic Casting on the left. Right after Atlantic Casting, there is an orange brick building, 790 Bloomfield Ave.

Immediately after the building, there is a driveway. Make a left into the driveway and go back into the industrial complex.

The company is located on the left in the white building with blue letters
"ECSI".

Traveling East on Rt. 3:
Via Parkway:

Take Exit 53 (Sports Arena) onto Rt. 3 East. **Take the Bloomfield Ave. exit. At bottom of ramp make a right onto Bloomfield

Ave. and following directions from * above.

Via Rt. 46 E  - follow to Rt. 3E  and **directions above.

Via Rt. 80 East - to Rt. 46 E to Rt. 3 E and follow **directions above.

Via Rt. 80 West to Rt. 46 W to Rt. 3 E and follow **directions above.

Via NJ Turnpike North:

Exit 16W (GW Bridge). Follow signs for Route 3 West (Sports Complex) to Bloomfield Avenue exit on right. Follow * directions above.